UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 17, 2004
                                  -------------


                          ONESOURCE TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                 DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              000-30969                           65-0691963
       ----------------------           -----------------------------------
      (Commission File Number)          (I.R.S. Employer Identification No.)


                15730 N 83RD WAY, SUITE 104, SCOTTSDALE, AZ 85260
             -------------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)


      (Registrant's telephone number, including area code) - (800) 279-0859
                                                             --------------




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events and Regulation FD Disclosure.

The Company issued a press release on June 17, 2004, a copy of which is attached hereto as Exhibit 99.1.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ONESOURCE TECHNOLOGIES, INC.



 Dated:  June 21, 2004                      By: /s/ Leonard J. Ksobiech
                                                -----------------------------
                                                Leonard J. Ksobiech
                                                Chief Financial Officer